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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                          Date of Report: March 4, 2004

                             TTR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    0-22055              11-3223672
 (State or other Jurisdiction of       (Commission        (IRS Employer No.)
 Identification Incorporation)         File Number)

                              4424 Sixteenth Avenue
                            Brooklyn, New York 11204
                    (Address of Principal Executive Offices)

                                 (718) 851-2881
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     TTR Technologies, Inc. (hereinafter, "TTR" or the "Company") issued a press release announcing that its stockholders approved the development and licensing agreement with Lucent Technologies Inc. at a special meeting held on March 4, 2004.

     A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit List

     99.1   Press Release issued on March 4, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2004                       TTR TECHNOLOGIES, INC.

                                             By: /s/ Sam Brill
                                             ---------------------------
                                             Sam Brill
                                             Chief Operating Officer